--------------------------------------------------------------------------------
                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                                                            New England Tax Free
                                                         Income Fund of New York

                                                               [graphic omitted]

--------------
JUNE 30, 1998
--------------

                                                                     AUGUST 1998
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs -- here or overseas -- should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently -- volatility will always be part of investing -- but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next.

Thank you for your continued support of New England Funds.

Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President

PREPARING FOR THE YEAR 2000
-------------------------------------------------------------------------------
New England Funds continues to work to provide high quality service as we move into the new century. Since last year we have devoted significant resources to identifying, analyzing and resolving computer issues related to Year 2000. As a further measure, we have focused on year-end 1998 as a target for preparedness by vendor and service agency systems that we rely on for support. We expect major systems to be ready before the end of the year, with a year of quality assurance to follow.

                  NEW ENGLAND TAX FREE INCOME FUND OF NEW YORK
-------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 1998
-------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                    APRIL 1993 (INCEPTION) THROUGH JUNE 1998

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in New England Intermediate Term Tax Free Fund of New York since inception 4/23/93 compared to the Lehman Municipal Index and the Cost of Living. The data points for this chart are as follows:]

                 NET           WITH          LEHMAN          COST
                ASSET      MAXIMUM SALES    MUNICIPAL         OF
               VALUE(1)      CHARGE(2)       INDEX(4)       LIVING(5)
-------------------------------------------------------------------------------
4/23/93        $10,000        $ 9,750        $10,000        $10,000
6/93           $10,256        $10,000        $10,224        $10,028
6/94           $10,387        $10,128        $10,244        $10,277
6/95           $11,039        $10,763        $11,145        $10,590
6/96           $11,818        $11,522        $11,095        $10,881
6/97           $12,776        $12,457        $12,093        $11,131
6/98           $13,659        $13,318        $13,141        $11,305

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class C share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

                  NEW ENGLAND TAX FREE INCOME FUND OF NEW YORK

                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CLASS A (Inception 4/23/93) 6 MONTHS     1 YEAR    5 YEARS    SINCE INCEPTION
Net Asset Value(1)            1.82%       6.91%     5.90%         6.19%
With Max. Sales Charge(2)    -2.50        2.40      4.98          5.31
-------------------------------------------------------------------------------

CLASS B (Inception 9/13/93) 6 MONTHS     1 YEAR               SINCE INCEPTION
Net Asset Value(1)            1.45%       6.14%                    4.47%
With CDSC(3)                 -3.52        1.14                     4.12
-------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

                                              COMPARATIVE PERFORMANCE -- 6/30/98
-------------------------------------------------------------------------------
                                                               SINCE    SINCE
                                                             INCEPTION INCEPTION
                                   6 MONTHS  1 YEAR  5 YEARS  CLASS A* CLASS B**
Lehman Municipal Index(4)            2.69%    8.66%    6.46%   6.70%    6.06%
Lipper NY Int. Municipal Average(6)  2.00     6.69     5.13    5.32     4.81
Lipper NY Municipal Average          2.37     8.38     5.44    5.77     5.01
-------------------------------------------------------------------------------

As of May 1998, New England Intermediate Term Tax Free Fund of New York became New England Tax Free Income Fund of New York. The Fund's objective and strategy have changed. Please see the Fund's prospectus for details.
 * Class A calculated from 4/30/93
** Class B calculated from 9/30/93
+  The Fund's investment category changed on 5/1/98 from Intermediate New
   York Municipal debt to New York Municipal Debt.

                                                            YIELDS AS OF 6/30/98
-------------------------------------------------------------------------------
                                     CLASS A       CLASS B
SEC 30-DAY YIELD(7)                   4.04%         3.41%
NY STATE TAXABLE EQUIVALENT YIELD(8)  7.21          6.08
NY CITY TAXABLE EQUIVALENT YIELD(8)   7.57          6.39
-------------------------------------------------------------------------------

As of May 1998, New England Intermediate Term Tax Free Fund of New York became New England Tax Free Income Fund of New York. The Fund's objective and strategy have changed. Please see the Fund's prospectus for details.

Notes to Charts
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 2.5% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4) Lehman Municipal Index is an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, as calculated by the U.S. Bureau of Labor Statistics.
(6) Lipper NY Intermediate Municipal Average and New York Municipal Average are averages of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.
(7) SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.
(8) Taxable equivalent yield is based on the maximum combined federal and New York state income tax bracket of 43.9% or the combined federal, New York state and New York City income tax bracket of 46.6%. The alternative minimum tax and some other federal and state taxes that may apply are not taken into account.

                  NEW ENGLAND TAX FREE INCOME FUND OF NEW YORK

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
-------------------------------------------------------------------------------

[Photo of James Welch]
JAMES WELCH
BACK BAY ADVISORS, L.P.


Q. How did New England Tax Free Income Fund of New York perform over the past six months?

A. For the six-month period ending June 30, 1998, the Fund's Class A shares produced a total return of 1.82%, including a $.05 per share decline in net asset value to $7.85 per share and the reinvestment of $0.19 per share in dividend distributions.

Q.  What was the investment environment over the past six months?

Strong New York economic growth and low inflation improved the financial operations of many municipalities, resulting in ratings upgrades for their bonds. State of New York general obligation bonds, state-appropriated debt and New York City bonds all were upgraded within the past year, boosting their prices . However, early this year municipal bond issuance reached historically high levels, driving prices lower. On the other hand, tax-exempt yields rose relative to their taxable counterparts, as issuers competed for investor dollars. This situation presented investors with exceptionally attractive values as the tax-free yields of AAA-rated municipal bonds provided approximately 90% of the yield of taxable U.S. Treasuries with comparable maturities.

During a period when investors were watching the effects of Asia's economic difficulties on the U.S. economy, interest rates in the United States remained generally steady. The yield on the 30-year U.S. Treasury bond moved between 5.65% and 5.90%, its narrowest range in 20 years. In the United States, economic growth was robust and inflation remained low. Measured by gross domestic product, the economy grew at a 5.4% annualized rate in the first quarter, unemployment reached a 28-year low and consumer confidence was high. Typically, strength of this magnitude stimulates investor concern about inflation. However, investors believed that a slowdown in the Asian economies could offset some of the domestic economy's vigor -- a development that would be positive for the bond market.

Q.  What strategies did you use in managing the Fund?

We took advantage of a modification to the Fund's investment policies this past May. As reflected by its recent name change to Tax Free Income Fund of New York from New England Intermediate Term Tax Free Fund of New York, the Fund's investment parameters were broadened to include bonds with longer-term maturities, rather than restricting investments to bonds with intermediate-term maturities. Over time, we believe the increased investment flexibility can improve the Fund's potential for income and total return. Meanwhile, the change in investment policies allowed us to extend the Fund's duration -- a measure of a bond's price sensitivity, expressed in years, to changes in interest rates. The longer a bond's duration, the greater its potential for price appreciation if interest rates fall. Similarly, a longer duration can present greater incidence of price declines if interest rates rise. As of June 30, 1998, the Fund's duration stood at 5.82 years and its average maturity was 9 years.

                     CREDIT QUALITY COMPOSITION -- 6/30/98

                           AAA            20.7%
                           AA              5.5%
                           A              26.1%
                           BBB            42.3%
                           OTHER           5.4%

           Quality is based on ratings supplied by Standard & Poor's.

                   Portfolio holdings are subject to change.

           AVERAGE CREDIT QUALITY = A   AVERAGE MATURITY = 9 YEARS

We also emphasized quality and maximized call protection to maintain the Fund's income. As of the end of the reporting period, the average quality of the Fund was A. The yield advantage provided by lower-rated issues over higher-rated issues shrunk over the past six months, so higher-rated issues provided better relative value, we believed. Meanwhile, our focus on call protection helped the Fund lock in a bond's income for a specified period of time before it can be "called away" by the issuer on a predetermined date. Often, bonds are retired by the issuer when interest rates decline so that the old bonds can be refinanced at a lower interest rate. Maximizing call protection involves selecting those bonds with call dates that are as far in the future as possible.

Q. What is your outlook for New York municipal bonds?

We believe the Asian economic situation and its impact on the U.S. economy will dictate the overall direction of interest rates. Falling interest rates would be good news for bond prices. In addition, several other factors can work to the benefit of investors in tax-exempt bonds. For example, continued economic growth combined with minimal inflation could bolster the financial conditions of municipalities and strengthen municipal bond prices. In addition, we expect that the unusually heavy issuance of new bonds during the first half of 1998 may subside. A smaller supply of new bonds together with steady demand also favors higher municipal bond prices.

Portfolio commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments As Of June 30, 1998
(unaudited)

TAX EXEMPT OBLIGATIONS--97.7% OF TOTAL NET ASSETS

                                                                   RATINGS (c)
                                                                   (UNAUDITED)
                                                            -------------------------
 FACE                                                                      STANDARD
AMOUNT        ISSUER                                          MOODY'S      & POOR'S     VALUE (a)
---------------------------------------------------------------------------------------------------
              GUAM--7.4%
$  1,000,000  Guam Airport Authority, 6.400%, 10/01/05  ..      --           BBB      $  1,082,560
     500,000  Guam Airport Authority, 6.600%, 10/01/10  ..      --           BBB           548,740
                                                                                      ------------
                                                                                         1,631,300
                                                                                      ------------
              NEW YORK--73.0%
     250,000  Albany Housing Authority, 6.250%, 10/01/12       Baa1           --           272,572
     475,000  Metropolitan Transportation Authority,
                5.750%, 7/01/08  .........................     Baa1          BBB+          516,358
     500,000  Metropolitan Transportation Authority,
                7.125%, 7/01/09  .........................     Baa1          BBB+          555,195
     450,000  New York City Industrial Development Civic,
                6.000%, 8/01/07  .........................     Baa3           --           486,558
     250,000  New York City Municipal Water, 7.000%,
                6/15/09 ..................................      A2            A-           270,805
     250,000  New York City Municipal Water, Pre-refunded,
                7.000%, 6/15/09  .........................      Aaa          AAA           272,473
     500,000  New York General Obligation, 7.000%, 8/01/06
                ..........................................      A3           BBB+          577,555
     500,000  New York General Obligation, 7.250%, 8/15/07
                ..........................................      A3           BBB+          592,740
   1,000,000  New York State Certificates, 6.000%, 9/01/98
                ..........................................     Baa1          BBB+        1,003,340
     500,000  New York State Dorm. Authority, 5.750%,
               7/01/07  ..................................     Baa1          BBB+          543,845
     500,000  New York State Dorm. Authority, 5.750%,
                7/01/13  .................................     Baa1          BBB+          548,090
     500,000  New York State Dorm. Authority, 6.000%,
                7/01/06  .................................     Baa1          BBB+          549,845
     500,000  New York State Dorm. Authority, 6.500%,
                8/15/11  .................................      A3            A-           581,425
     500,000  New York State Local Government Assistance
                Pre-refunded, 7.250%, 4/01/07  ...........      Aaa          AAA           550,645
     500,000  New York State Mortgage Revenue, 6.250%,
                4/01/10  .................................      Aa2           --           546,710
     750,000  New York State Urban Development Corp.,
                5.000%,1/01/19  ..........................     Baa1           A            722,985
     565,000  New York State Urban Development Corp.,
                6.000%,1/01/05  ..........................     Baa1          BBB+          613,867
     290,000  New York, Pre-refunded, 8.000%, 8/01/03  ...      Aaa          AAA           327,033
   1,065,000  New York, Pre-refunded, 8.400%, 11/15/08  ..      Aaa          AAA         1,224,793
     500,000  Oneida Herkimer, 6.650%, 4/01/05  ..........     Baa3           --           560,285
   1,000,000  Onondaga County Industrial Development
                Agency, 9.000%, 10/01/07  ................      --            A          1,337,800
   1,000,000  Port Authority New York & New Jersey,
                7.000%, 10/01/07  ........................      --            --         1,153,600
   1,000,000  Port Authority New York & New Jersey Special
                Obligation, 6.250%, 12/01/09, (MBIA)  ....      Aaa          AAA         1,143,170
     540,000  Triborough Bridge & Tunnel Authority,
                6.000%, 1/01/12  .........................      Aa3           A+           602,078
     500,000  Triborough Bridge & Tunnel Authority,
                6.625%, 1/01/12  .........................      Aa3           A+           588,185
                                                                                      ------------
                                                                                        16,141,952
                                                                                      ------------
              PUERTO RICO--12.4%
     600,000  Commonwealth Aqueduct & Sewer Authority,
                6.250%, 7/01/12  .........................     Baa1           A            685,896
     300,000  Commonwealth Aqueduct & Sewer Authority,
                10.250%, 7/01/09                                Aaa          AAA           410,970
   1,000,000  Commonwealth Highway & Transportation,
                5.945%, 7/01/04  .........................     Baa1          A1+         1,113,890
     500,000  Electric Power Authority, 5.900%, 7/01/03  .     Baa1          BBB+          536,020
                                                                                      ------------
                                                                                         2,746,776
                                                                                      ------------
              US VIRGIN ISLANDS--4.9%
     990,000  US Virgin Islands Territory, Public Finance
                Authority,
                7.750%, 10/01/06  ........................      --            --         1,087,802
                                                                                      ------------
              Total Tax Exempt Obligations
                (Identified Cost $20,135,161)  ...........                              21,607,830
                                                                                      ------------

OPTIONS--0.2%

               CONTRACTS
--------------------------------------------------------------------------------------------------
          75  U.S. Treasury Bond Futures, 126 Call, August
                1998  ....................................                                  42,188
                                                                                      ------------
              Total Options (Identified Cost $40,172)  ...                                  42,188
                                                                                      ------------
              Total Investments--97.9% (Identified Cost
                $20,175,333) (b)  ........................                              21,650,018
              Other assets less liabilities  .............                                 475,090
                                                                                      ------------
              Total Net Assets--100%  ....................                              22,125,108
                                                                                      ============

(a)  See Note 1a of Notes to Financial Statements.
(b) Federal Tax Information: At June 30, 1998 the net unrealized appreciation on investments based on cost of $20,175,333 for federal income tax purposes was as follows:

        Aggregate gross unrealized appreciation for all investments in which
         there is an excess of value over tax cost .............................       $ 1,474,685
        Aggregate gross unrealized depreciation for all investments in
          which there is an excess of tax cost over value ......................                 0
                                                                                       -----------
        Net unrealized appreciation ............................................       $ 1,474,685
                                                                                       ===========
     As of December 31, 1997, the Fund had a capital loss carryforward of
     $581,897 which expires December 31, 2002. This may be available to offset future capital gains, if any, to the extent provided by
(c)  The ratings shown are believed to be the most recent ratings available at
     June 30, 1998. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 1998. The Fund's subadvisor independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

Legend of Portfolio abbreviations:
MBIA  Municipal Bond Investors Assurance Corp.

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
June 30, 1998
(unaudited)

ASSETS
  Investments at value (Identified cost $20,175,333) ..........             $21,650,018
  Cash ........................................................                  35,380
  Receivable for:
    Fund shares sold ..........................................                 153,559
    Accrued interest ..........................................                 429,890
    Due from investment adviser ...............................                  25,164
    Prepaid registration expense ..............................                   6,000
                                                                            -----------
                                                                             22,300,011
LIABILITIES
  Payable for:
    Fund shares redeemed ...................................... $108,716
    Dividends declared ........................................   23,243
  Accrued expenses:
    Deferred trustees' fees ...................................    5,461
    Accounting and administrative .............................    1,561
    Other .....................................................   35,922
                                                                --------
                                                                                174,903
                                                                            -----------
NET ASSETS.....................................................             $22,125,108
                                                                            ===========

  Net Assets consist of:
    Capital paid in ...........................................             $21,560,597
    Distributions in excess of net investment income ..........                 (12,490)
    Accumulated net realized losses ...........................                (897,684)
    Unrealized appreciation on investments ....................               1,474,685
                                                                            -----------
NET ASSETS ....................................................             $22,125,108
                                                                            ===========
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
    ($19,510,727 divided by 2,486,746 shares of beneficial
    interest) .................................................                   $7.85
                                                                                  =====
Offering price per share (100/97.50 of $7.85) .................                   $8.05*
                                                                                  =====
Net asset value and offering price of Class B shares
    ($2,614,381 divided by 334,094 shares of beneficial
    interest) .................................................                   $7.83**
                                                                                  =====

 *Based upon single purchases of less than $100,000. Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Six Months Ended June 30, 1998
(unaudited)


INVESTMENT INCOME
  Interest .......................................................                         $640,786
  Expenses
    Management fees ..............................................     $  59,555
    Service fees - Class A .......................................        24,995
    Service and distribution fees - Class B ......................        13,458
    Trustees' fees and expenses ..................................         3,417
    Accounting and administrative ................................         9,073
    Custodian ....................................................        33,253
    Transfer agent ...............................................        37,063
    Audit and tax services .......................................         9,130
    Legal ........................................................           743
    Printing .....................................................        14,666
    Registration .................................................         9,483
    Amortization of organization expenses ........................         2,905
    Miscellaneous ................................................         3,138
                                                                       ---------
  Total expenses .................................................       220,879

  Less expenses waived by the investment adviser and subadviser ..      (114,363)           106,516
                                                                       ---------           --------
  Net investment income ..........................................                          534,270
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
WRITTEN OPTIONS AND FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments - net ............................................        82,606
    Futures contracts - net ......................................       (11,502)
    Written options contracts - net ..............................      (127,063)
                                                                       ---------
  Total realized loss on investments .............................       (55,959)
  Unrealized depreciation on:
    Investments - net ............................................       (91,158)
                                                                       ---------
  Net loss on investment transactions ............................                         (147,117)
                                                                                           --------
  NET INCREASE IN NET ASSETS FROM OPERATIONS .....................                         $387,153
                                                                                           ========

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(unaudited)

                                                                                  SIX MONTHS
                                                                YEAR ENDED          ENDED
                                                               DECEMBER 31,        JUNE 30,
                                                                   1997              1998
                                                               ------------       -----------
FROM OPERATIONS
  Net investment income .....................................  $  1,063,036        $  534,270
  Net realized loss on investments, written options and
    futures transactions                                            (95,866)          (55,959)
  Unrealized appreciation (depreciation) on investments .....       843,923           (91,158)
                                                               ------------       -----------
  Increase in net assets from operations ....................     1,811,093           387,153
                                                               ------------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A .................................................      (979,795)         (482,709)
    Class B .................................................      (104,938)          (55,026)
                                                               ------------       -----------
                                                                 (1,084,733)         (537,735)
                                                               ------------       -----------

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE
TRANSACTIONS ................................................     1,515,584          (974,697)
                                                               ------------       -----------
  Total increase (decrease) in net assets ...................     2,241,944        (1,125,279)
                                                               ------------       -----------

NET ASSETS
  Beginning of the period ...................................    21,008,443        23,250,387
                                                               ------------       -----------
  End of the period .........................................  $ 23,250,387       $22,125,108
                                                               ============       ===========
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
  End of the period .........................................  $     (9,025)      $   (12,490)
                                                               ============       ===========

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(unaudited)

                                                                            CLASS A
                            ------------------------------------------------------------------------------------------------------
                                 APRIL 23(a)                          YEAR ENDED DECEMBER 31,                        SIX MONTHS
                                   THROUGH                                                                             ENDED
                                 DECEMBER 31,     ---------------------------------------------------------------     JUNE 30,
                                     1993               1994            1995            1996            1997            1998
                              ------------------       ------          ------          ------          ------       ---------------
Net Asset Value, Beginning
  of Period ...............         $7.50               $7.76           $7.07           $7.68           $7.64           $7.90
                                    -----               -----           -----           -----           -----           -----
Income From Investment
  Operations
Net Investment Income ....           0.26                0.37            0.38            0.39            0.37            0.19
Net Realized and
  Unrealized Gain
  (Loss) on Investments ..           0.29               (0.68)           0.62           (0.05)           0.27           (0.05)
                                    -----               -----           -----           -----           -----           -----
Total From Investment
  Operations                         0.55               (0.31)           1.00            0.34            0.64            0.14
                                    -----               -----           -----           -----           -----           -----
Less Distributions
Distributions From Net
  Investment Income ......          (0.25)              (0.38)          (0.39)          (0.38)          (0.38)          (0.19)
Distributions in excess of
  Net Investment Income ..          (0.04)               0.00            0.00            0.00            0.00            0.00
                                    -----               -----           -----           -----           -----           -----
Total Distributions ......          (0.29)              (0.38)          (0.39)          (0.38)          (0.38)          (0.19)
                                    -----               -----           -----           -----           -----           -----
Net Asset Value, End of
  Period .................          $7.76               $7.07           $7.68           $7.64           $7.90           $7.85
                                    =====               =====           =====           =====           =====           =====
Total Return (%)(d) ......            7.4                (4.1)           14.5             4.6             8.7             1.8
Ratio of Operating
  Expenses to Average Net
  Assets (%)(b) ..........           0.70(c)             0.70            0.70            0.75            0.85            0.85(c)
Ratio of Net Investment
  Income to Average Net
  Assets (%) .............           4.88(c)             5.13            5.18            5.15            4.88            4.80(c)
Portfolio Turnover Rate
  (%) ....................            121(c)              219             155              99              40              79(c)
Net Assets, End of Period
  (000) ..................        $21,122             $15,875         $16,387         $18,854         $20,527         $19,511

(a) Commencement of operations.
(b) The ratio of operating
    expenses to average net
    assets without giving effect
    to voluntary expense
    limitations described in
    note 4 to the financial
    statements would have
    been (%) .............           2.11(c)             1.79            1.88            1.93            1.84            1.86(c)
(c) Computed on an annualized basis.
(d) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
(unaudited)

                                                                            CLASS B
                            ------------------------------------------------------------------------------------------------------
                               SEPTEMBER 13(a)                        YEAR ENDED DECEMBER 31,                        SIX MONTHS
                                   THROUGH                                                                             ENDED
                                 DECEMBER 31,     ---------------------------------------------------------------     JUNE 30,
                                     1993               1994            1995            1996            1997            1998
                              ------------------       ------          ------          ------          ------       ---------------
Net Asset Value, Beginning
  of Period ..............          $7.85               $7.76           $7.06           $7.67           $7.62           $7.88
                                    -----               -----           -----           -----           -----           -----
Income From Investment
  Operations
Net Investment Income ....           0.10                0.32            0.33            0.34            0.32            0.16
Net Realized and
  Unrealized Gain (Loss)
  on Investments .........          (0.05)              (0.69)           0.62           (0.06)           0.27           (0.05)
                                    -----               -----           -----           -----           -----           -----
Total From Investment
  Operations                         0.05               (0.37)           0.95            0.28            0.59            0.11
                                    -----               -----           -----           -----           -----           -----
Less Distributions
Distributions From Net
  Investment Income ......          (0.10)              (0.33)          (0.34)          (0.33)          (0.33)          (0.16)
Distributions in excess of
  Net Investment Income ..          (0.04)               0.00            0.00            0.00            0.00            0.00
                                    -----               -----           -----           -----           -----           -----
Total Distributions ......          (0.14)              (0.33)          (0.34)          (0.33)          (0.33)          (0.16)
                                    -----               -----           -----           -----           -----           -----
Net Asset Value, End of
  Period .................          $7.76               $7.06           $7.67           $7.62           $7.88           $7.83
                                    =====               =====           =====           =====           =====           =====
Total Return (%)(d) ......            0.5                (4.9)           13.7             3.7             7.9             1.5
Ratio of Operating
  Expenses to Average Net
  Assets (%)(b) ..........           1.45(c)             1.45            1.45            1.50            1.60            1.60(c)
Ratio of Net Investment
  Income to Average Net
  Assets (%) .............           3.68(c)             4.38            4.43            4.40            4.13            4.05(c)
Portfolio Turnover Rate
  (%) ....................            121(c)              219             155              99              40              79(c)
Net Assets, End of Period
  (000) ..................         $  555              $1,152          $1,718          $2,154          $2,724          $2,614
(a) Commencement of operations.
(b) The ratio of operating
    expenses to average net
    assets without giving
    effect to voluntary expense
    limitations described in
    note 4 to the financial
    statements would have
    been (%) .............           2.86(c)             2.54            2.63            2.68            2.59            2.61(c)

(c) Computed on an annualized basis.
(d) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

                See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1998
(unaudited)


1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks as high a level of current income exempt from federal income tax and New York personal income tax. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers both Class A and Class B shares. Class A shares are sold with a maximum front end sales charge of 2.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may enter into interest rate futures contracts to hedge against changes in the values of tax exempt municipal securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate to differing treatments for trustee fees. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

H. ORGANIZATION EXPENSE. Costs incurred in 1993 in connection with the Fund's organization and initial registration amounted to $27,000 and were paid and were amortized over 60 months.

2. PURCHASE AND SALES OF SECURITIES. For the six months ended June 30, 1998 purchases and sales of securities (excluding short-term investments) were $8,771,104 and $9,559,927, respectively.

Transactions in written options for the six months ended June 30, 1998 are summarized as follows:

                                                  WRITTEN OPTIONS
                                        ------------------------------------
                                          NUMBER OF             PREMIUMS
                                          CONTRACTS             RECEIVED
                                          ---------             --------
Open at December 31, 1997 .........            0                 $     0
Contracts opened ..................           50                  13,081
Contracts closed ..................          (50)                (13,081)
                                             ---                 -------
Open at June 30, 1998 .............            0                 $     0
                                             ===                 =======

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Fund Management, L.P. ("NEFM") at the annual rate of 0.525% of the first $200 million of the Fund's average daily net assets, 0.50% of the next $300 million and 0.475% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors") at the rate of 0.2625% of the first $200 million of the Fund's average daily net assets, 0.25% of the next $300 million and 0.2375% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the six months ended June 30, 1998 are as follows:

            FEES EARNED
            -----------
            $29,778(a)                  NEFM
            $29,777(a)                  Back Bay Advisors

(a) Before reduction pursuant to voluntary expense limitations. See Note 4.

B. ACCOUNTING AND ADMINISTRATION EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and related clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1998 these expenses amounted to $9,073 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds, L.P. ("New England Funds") a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $24,995 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1998 is $222,162.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $3,365 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the six months ended June 30, 1998, the Fund paid New England Funds $10,093 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the six months ended June 30, 1998 amounted to $27,414.

D. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund. For the six months ended June 30, 1998, the Fund paid NEFSCO $14,650 as compensation for its services in that capacity. For the six months ended June 30, 1998, the Fund received $234 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

      Annual Retainer                                 $124
      Meeting Fee                                     $159/meeting
      Annual Committee Member Retainer                $ 19
      Annual Committee Chairman Retainer              $ 12

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Effective September 1, 1996 until further notice to the Fund, Back Bay Advisors and NEFM have voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.85% of the Fund's Class A average daily net assets and 1.60% of Class B average daily net assets. Prior to September 1, 1996 Back Bay Advisors and NEFM voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.70% of the Fund's Class A average daily net assets and effective September 13, 1993, 1.45% of Class B average daily net assets. As a result of the Fund's expenses exceeding the foregoing voluntary limitation during the six months ended June 30, 1998 Back Bay Advisors waived its entire management fee of $29,777 and NEFM waived its entire management fee of $29,778. In addition NEFM reimbursed the Fund $54,808 for expenses which exceeded the management fee waiver.

5. CONCENTRATION OF CREDIT. The Fund primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of New York municipal securities than is a comparable municipal bond fund that is not as concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of New York municipal securities to meet their financial obligations. The Fund had the following industry concentrations in excess of 10% on June 30, 1998 as a percentage of the Fund's total net assets: Airport, Bridges and Tunnels (23.31) and Education (10.44).

6. CAPITAL SHARES. At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into two classes. Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                        YEAR ENDED                   SIX MONTHS ENDED
                                                    DECEMBER 31, 1997                 JUNE 30, 1998
                                              ------------------------------  ------------------------------
CLASS A                                            SHARES          AMOUNT          SHARES          AMOUNT
-------                                           --------       ----------        -------      -----------
Shares sold ................................       454,808       $3,505,929        171,520      $ 1,349,042
Shares issued in connection with the
  reinvestment of:
  Distributions from net investment income .        93,317          722,397         46,473          364,945
                                                  --------       ----------       --------      -----------
                                                   548,125        4,228,326        217,993        1,713,987
Shares repurchased .........................      (415,593)      (3,192,971)      (331,120)      (2,597,926)
                                                  --------       ----------       --------      -----------
Net increase (decrease) ....................       132,532       $1,035,355       (113,127)     $  (883,939)
                                                  --------       ----------       --------      -----------

                                                        YEAR ENDED                   SIX MONTHS ENDED
                                                    DECEMBER 31, 1997                 JUNE 30, 1998
                                              ------------------------------  ------------------------------
CLASS B                                            SHARES          AMOUNT          SHARES          AMOUNT
-------                                           --------       ----------        -------      -----------
Shares sold ................................       115,852       $  891,524         60,108       $  470,570
Shares issued in connection with the
   reinvestment of:
  Distributions from net investment income .         9,940           76,802          5,073           39,732
                                                  --------       ----------       --------      -----------
                                                   125,792          968,326         65,181          510,302
Shares repurchased .........................       (62,625)        (488,097)       (76,894)        (601,060)
                                                  --------       ----------       --------      -----------
Net increase (decrease) ....................        63,167          480,229        (11,713)         (90,758)
                                                  --------       ----------       --------      -----------
Increase (decrease) derived from capital
  shares transactions                              195,699       $1,515,584       (124,840)     $  (974,697)
                                                  ========       ==========       ========      ===========

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

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                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

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WHERE THE BEST MINDS MEET(R)                                         PAID
                                                                 BROCKTON, MA
                                                                PERMIT NO. 770
                                                              ------------------


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